UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

STARLINK AI ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43274	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

605 W 42nd Street, New York, NY 10036

(Address of principal executive offices) (Zip Code)

(347) 275-0282

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, and one right	OTAIU	New York Stock Exchange
Ordinary shares, par value $0.0001 per share	OTAI	New York Stock Exchange
Rights, each entitling the holder to receive one-fourth (1/4) of one ordinary share	OTAIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On October 30, 2026, Starlink AI Acquisition Corporation, a Cayman Islands exempted company (“OTAI”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Spider Digital Technology Ltd., a Cayman Islands exempted company (“Spider Digital”), Spider Digital Technology Group, a Cayman Islands exempted company and a direct wholly owned subsidiary of Spider Digital (“PubCo”), Spider Digital Merger Ltd, a Cayman Islands exempted company and a direct wholly owned subsidiary of PubCo (“Merger Sub I”), and StarLink AI Merger Ltd, a Cayman Islands exempted company and a direct wholly owned subsidiary of PubCo (“Merger Sub II”).

Headquartered in Singapore, Spider Digital is a technology company dedicated to blockchain research and ecosystem development. Since its inception, leveraging its technological capabilities, transparent payout mechanisms and high-quality user service, Spider Digital has concentrated on cryptocurrency mining pool operations and quickly emerged as one of the leading mining pool service providers globally. Spider Digital operates its own proprietary mining pool system and maintains independent block generation capabilities. It does not share mining pool control rights or hashrate scheduling authority with third-party operators, allowing it to maintain direct oversight of pool operations, technology development, and resource allocation.

Pursuant to the Business Combination Agreement, upon the terms and subject to the conditions set forth therein, (a) Merger Sub I will merge with and into Spider Digital (the “First Merger”), with Spider Digital surviving the First Merger as a wholly owned subsidiary of PubCo, and (b) no later than one business day after closing of the First Merger, Merger Sub II will merge with and into OTAI (the “Second Merger” and, together with the First Merger, the “Mergers”), with OTAI surviving the Second Merger as a wholly owned subsidiary of PubCo (the Mergers, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). Upon consummation of the Business Combination, PubCo will become the publicly traded holding company of OTAI and Spider Digital, and PubCo’s ordinary shares (the “PubCo Ordinary Shares”) are expected to be listed on the New York Stock Exchange.

Consideration

Under the Business Combination Agreement, Spider Digital is valued at $250,000,000. At the First Merger Effective Time (as defined in the Business Combination Agreement), each ordinary share, par value $1.00 each, of Spider Digital (each a “Spider Digital Ordinary Share,” and collectively “Spider Digital Ordinary Shares”) issued and outstanding immediately prior thereto (other than treasury and dissenting shares) will be cancelled in exchange for the right to receive a number of newly issued PubCo Ordinary Shares equal to the Exchange Ratio, being the quotient of (i) $250,000,000 divided by $10.00, divided by (ii) the number of Spider Digital Ordinary Shares outstanding immediately prior to the First Merger Effective Time (as defined in the Business Combination Agreement) on a fully diluted and as-converted basis – resulting in an aggregate of 25,000,000 PubCo Ordinary Shares issuable to the shareholders of Spider Digital. At the Second Merger Effective Time (as defined in the Business Combination Agreement), (i) each outstanding OTAI unit immediately prior to the Second Merger Effective Time will separate into its component securities, consisting of one OTAI ordinary share, par value $0.0001 each (“OTAI Ordinary Share”), and one OTAI right, with each such right entitling the holder thereof to receive one-fourth (1/4) of one OTAI Ordinary Share (“OTAI Right”) in accordance with the terms of the applicable OTAI Unit (the “Unit Separation”), (ii) each outstanding OTAI Ordinary Share (including the OTAI Ordinary Shares held as a result of the Unit Separation and excluding redeemed, treasury and dissenting shares) will be cancelled in exchange for the right to receive one newly issued PubCo Ordinary Share, and (iii) every four OTAI rights will be cancelled in exchange for the right to receive one newly issued PubCo Ordinary Share (with fractional entitlements rounded down to the nearest whole PubCo Ordinary Share).

Sponsor Loan

Prior to the First Closing (as defined in the Business Combination Agreement), OTAI shall indicate whether the amounts owed by OTAI to JKapital Ltd., OTAI’s sponsor (the “Sponsor”), including loans, advances and accrued fees (the “Sponsor Loan”) that remain outstanding as of the Second Closing (as defined in the Business Combination Agreement) shall be repaid in cash or in OTAI units at $10.00 per unit; provided that amounts repaid in OTAI units may not exceed $1,000,000 in the aggregate, consistent with the disclosure in the prospectus for OTAI’s initial public offering, and any excess (and any amount as to which no election is made) will be repaid in cash.

Governance

The board of directors of PubCo will consist of five directors, comprising three directors designated by Spider Digital, one independent director designated by the Sponsor and one independent director mutually agreed by Spider Digital and OTAI. The Sponsor’s designation right continues for so long as the Sponsor and its affiliates hold at least five percent of the outstanding PubCo Ordinary Shares. The board of directors of PubCo will be chaired by Mr. Chen Hua, Spider Digital’s founder.

Conditions to Closing

The obligations of the parties to consummate the Business Combination are subject to the satisfaction or waiver of customary closing conditions, including, among others: approval by OTAI’s shareholders and by Spider Digital’s shareholders; the effectiveness under the Securities Act of 1933, as amended (the “Securities Act”), of a registration statement on Form F-4 to be filed by PubCo (the “Registration Statement”); approval of PubCo’s listing application by the New York Stock Exchange; the absence of legal restraints; delivery by Spider Digital of audited financial statements meeting applicable SEC requirements; the absence of a material adverse effect with respect to either party; and OTAI having at least $5,000,001 of net tangible assets upon the closing of the Second Merger. The Business Combination Agreement does not include a minimum cash condition, and the completion of any Transaction Financing (as described below) is not a condition to the consummation of the Business Combination.

Other conditions to OTAI’s obligations to consummate the Mergers include (i) the Company Fundamental Representations (as defined in the Business Combination Agreement) being true and correct in all material respects at and as of the First Closing Date and the Second Closing Date (except with respect to such representations and warranties which speak as to an earlier date, which shall be true and correct in all respects at and as of such date), (ii) each of the covenants of PubCo, Merger Sub I, Merger Sub II (“Acquisition Entities”) and Spider Digital, to be performed as of or prior to the First Closing or the Second Closing (as the case may be) having been performed in all material respects, (iii) each of Spider Digital and the Acquisition Entities having delivered to OTAI a certificate certifying that certain conditions specified in the Business Combination Agreement have been fulfilled, and (iv) OTAI having received all Transaction Documents (as defined in the Business Combination Agreement) duly executed and delivered by the Company and the Acquisition Entities.

Other conditions to the obligations of Spider Digital and the Acquisition Entities to consummate the Mergers include (i) the Acquiror Fundamental Representations (as defined in the Business Combination Agreement) being true and correct in all material respects at and as of the First Closing Date and the Second Closing Date (except with respect to such representations and warranties which speak as to an earlier date, which shall be true and correct in all respects at and as of such date), (ii) each of the covenants of OTAI to be performed as of or prior to the First Closing or the Second Closing (as the case may be) having been performed in all material respects, (iii) OTAI having delivered to PubCo a certificate certifying that certain conditions specified in the Business Combination Agreement have been fulfilled, and (iv) Spider Digital having received all Transaction Documents (as defined in the Business Combination Agreement) duly executed and delivered by OTAI and its affiliates, including the Sponsor.

Representations, Warranties and Covenants; Termination

The Business Combination Agreement contains customary representations, warranties and covenants of the parties, including covenants regarding the conduct of the parties’ businesses prior to closing, no-shop obligations, preparation of the Registration Statement and efforts to consummate the Business Combination, and a covenant of the parties to use reasonable efforts to collaborate in identifying third-party equity or equity-linked financing of between $5 million and $50 million (the “Transaction Financing”); no assurance can be given that any Transaction Financing will be obtained. The representations and warranties do not survive the closing.

The Business Combination Agreement may be terminated in certain customary circumstances, including (i) by mutual written consent of OTAI and Spider Digital, (ii) by written notice from either OTAI or Spider Digital to the other if any Governmental Authority (as defined in the Business Combination Agreement) has enacted, issued, promulgated, enforced or entered any law or governmental order which has the effect of making the First Closing or Second Closing illegal or which otherwise prevents or prohibits consummation of the First Closing or Second Closing, other than any such restraint that is immaterial, (iii) by written notice to OTAI from Spider Digital if the Acquiror Shareholder Approval (as defined in the Business Combination Agreement) has not been obtained, (iv) by written notice to Spider Digital from OTAI if there is any material breach of any representation, warranty, covenant or agreement on the part of Spider Digital, PubCo, Merger Sub I or Merger Sub II set forth in the Business Combination Agreement, except when such breach is curable by the breaching party through the exercise of reasonable best efforts within a period of up to 30 days after the receipt of notice of such breach; (v) by either party if (x) the First Closing has not occurred by the earlier of twelve months from the date of the Business Combination Agreement and the last date on which OTAI may consummate a business combination under its organizational documents, or (y) the Second Closing has not occurred by the third business day following the First Closing, (vi) by written notice to Spider Digital from OTAI if the Company Shareholder Approval (as defined in the Business Combination Agreement) has not been obtained, and (vii) by written notice to OTAI from Spider Digital if there is any material breach of any representation, warranty, covenant or agreement on the part of OTAI set forth in the Business Combination Agreement, except when such breach is curable by OTAI through the exercise of its reasonable best efforts within a period of up to 30 days after the receipt of notice of such breach. If the Business Combination Agreement is terminated due to certain breaches by Spider Digital or the failure of Spider Digital’s shareholders to approve the transaction, Spider Digital will reimburse OTAI and the Sponsor for documented out-of-pocket transaction expenses up to $500,000.

Ancillary Agreements

Concurrently with the execution of the Business Combination Agreement, (i) certain shareholders of Spider Digital entered into a Company Shareholders Support Agreement with PubCo, Spider Digital and OTAI, pursuant to which such shareholders agreed, among other things, to vote in favor of the Business Combination Agreement and the transactions contemplated thereby and against alternative transactions, and not to transfer their shares prior to the closing, and (ii) the Sponsor entered into a Sponsor Support Agreement with OTAI, Spider Digital and PubCo, pursuant to which the Sponsor agreed, among other things, to vote its OTAI shares in favor of the Business Combination, not to redeem its shares, and to the treatment of the Sponsor Loan described above.

Prior to the Second Merger Effective Time (as defined in the Business Combination Agreement), PubCo will enter into (a) a Registration Rights Agreement with the Sponsor and certain shareholders of Spider Digital, providing customary demand and shelf registration rights, and (b) Lock-up Agreements with the Sponsor, Spider Digital’s founder and each director, officer and greater-than-10% shareholder of Spider Digital, pursuant to which, among other things, each such holder will agree not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, with respect to fifty percent (50%) of the aggregate number of PubCo Ordinary Shares, including any rights, options, warrants or other securities convertible into or exercisable or exchangeable for any PubCo Ordinary Shares and any PubCo Ordinary Shares issuable upon the exercise of any such securities, for six months following the Second Closing, subject to early release if the volume-weighted average price of the PubCo Ordinary Shares equals or exceeds $12.00 per share for 20 trading days within any 30 consecutive trading days commencing at least 150 days after the Second Closing (as defined in the Business Combination Agreement), and to other customary exceptions.

The foregoing descriptions of the Business Combination Agreement, the Company Shareholders Support Agreement, the Sponsor Support Agreement, the Registration Rights Agreement and the Lock-up Agreement do not purport to be complete and are qualified in their entirety by the full text of such agreements, copies of or forms of which are filed as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4 hereto, respectively, and are incorporated herein by reference.

The Business Combination Agreement contains representations and warranties made by the parties solely for the benefit of each other as of specified dates; they are qualified by disclosure letters exchanged by the parties, may be subject to standards of materiality that differ from those applicable to investors, and were made for the purpose of allocating contractual risk rather than establishing matters of fact. Investors should not rely on them as characterizations of the actual state of facts of OTAI, Spider Digital, PubCo, Merger Sub I or Merger Sub II.

Item 7.01 Regulation FD Disclosure

On October 30, 2026, OTAI and Spider Digital issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

Under OTAI’s amended and restated memorandum and articles of association, the period within which OTAI must consummate its initial business combination is extended from twelve months to fifteen months from the closing of OTAI’s initial public offering if a definitive business combination agreement has been publicly announced within such twelve-month period. As a result of the execution and public announcement of the Business Combination Agreement, OTAI now has until August 11, 2027 to consummate its initial business combination.

Additional Information and Where to Find It

In connection with the Business Combination, PubCo intends to file with the SEC the Registration Statement on Form F-4, which will include a preliminary proxy statement of OTAI and a prospectus of PubCo. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to OTAI’s shareholders as of a record date to be established for voting on the Business Combination. OTAI’s shareholders and other interested persons are urged to read, when available, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about OTAI, Spider Digital, PubCo and the Business Combination. Shareholders will be able to obtain free copies of these documents, once available, on the SEC’s website at www.sec.gov, or by directing a request to Starlink AI Acquisition Corporation, 605 W 42nd Street, New York, NY 10036.

Participants in the Solicitation

OTAI, Spider Digital, PubCo and their respective directors and executive officers may be deemed participants in the solicitation of proxies from OTAI’s shareholders in connection with the Business Combination. Information about OTAI’s directors and executive officers and a description of their interests in OTAI and the Business Combination is contained in OTAI’s filings with the SEC, including its final prospectus dated May 7, 2026, and will be contained in the proxy statement/prospectus when available. Free copies may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated timing, structure, benefits and completion of the Business Combination, the expected listing of PubCo Ordinary Shares and any Transaction Financing. When used in this Report, the words “estimate,” “project,” “expect,” “anticipate,” “forecast,” “plan,” “intend,” “believe,” “seek,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, including: the risk that the Business Combination may not be completed by OTAI’s business combination deadline; the failure to satisfy the conditions to closing, including approval by the shareholders of OTAI and Spider Digital and the effectiveness of the Registration Statement; the level of redemptions by OTAI’s public shareholders; the ability to obtain or maintain the listing of PubCo Ordinary Shares; the evolving legal and regulatory environment applicable to digital asset businesses; the outcome of any legal proceedings that may be instituted in connection with the Business Combination; and the other risks and uncertainties described in OTAI’s final prospectus dated May 7, 2026, its Quarterly Reports on Form 10-Q and the Registration Statement when filed. Forward-looking statements speak only as of the date they are made, and, except as required by law, none of OTAI, Spider Digital or PubCo undertakes any obligation to update them.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Business Combination Agreement, dated October 30, 2026, by and among Starlink AI Acquisition Corporation, Spider Digital Technology Group, Spider Digital Merger Ltd, StarLink AI Merger Ltd and Spider Digital Technology Ltd.*
10.1	Company Shareholders Support Agreement, dated October 30, 2026
10.2	Sponsor Support Agreement, dated October 30, 2026
10.3	Form of Registration Rights Agreement
10.4	Form of Lock-up Agreement
99.1	Joint Press Release, dated October 30, 2026 (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain exhibits and schedules to this exhibit have been omitted pursuant to Item 601(a)(5) and Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARLINK AI ACQUISITION CORPORATION

By:	/s/ Yiheng (Gus) Liu
Name:	Yiheng (Gus) Liu
Title:	Chief Executive Officer
Date:	November 2, 2026